UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2023 (December 14, 2023)

PRINCETON CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	814-00710	46-3516073
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

800 Turnpike Street Suite 300 North Andover, Massachusetts	01845
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 794-3366

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Item 5.07. Submission of Matters to a Vote of Security Holders

On December 14, 2023, Princeton Capital Corporation, a Maryland corporation (the “Company”) held its 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”). At the 2023 Annual Meeting, the stockholders voted on (i) the election of Darren Stainrod, Mark DiSalvo, Martin Laidlaw, and Greg Bennett to the Company’s Board of Directors, (ii) the ratification of the selection of WithumSmith&Brown, PC (“WithumSmith”) as the Company’s independent registered public accounting firm for the year ending December 31, 2023, and (iii) the approval of the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies.

The stockholders re-elected all four nominees for director, ratified the selection of WithumSmith for the year ending December 31, 2023, and approved the adjournment of the Annual Meeting to solicit additional proxies, however it was not necessary.

The full results of the matters voted on at the 2023 Annual Meeting are set forth below:

Proposal No. 1 – Election of Directors:

Nominee	Votes For	Votes Withheld	Broker Non-Votes

Darren Stainrod	116,072,556	653,162	281,771

Mark S. DiSalvo	116,072,557	653,161	281,771

Martin Laidlaw	116,072,556	653,162	281,771

Greg Bennett	116,072,556	653,162	281,771

Proposal No. 2 – Ratification of the Selection of WithumSmith&Brown, PC as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2023:

Votes For	Votes Against	Abstentions
116,865,396	0	142,093

There were no broker non-votes for Proposal 2.

Proposal No. 3 – To Approve the Adjournment of the Annual Meeting, if Necessary or Appropriate, to Solicit Additional Proxies:

Votes For	Votes Against	Abstentions
117,000,964	6,525	0

There were no broker non-votes for Proposal 3.

No other proposals were submitted to a vote of the Company’s stockholders.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: December 14, 2023

PRINCETON CAPITAL CORPORATION

By:	/s/ Gregory J. Cannella
	Name:	Gregory J. Cannella
	Title:	Chief Financial Officer

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